                                                                   EXHIBIT 10.11

                                     LEASE
                                     -----

          THIS LEASE is made as of July 31, 1998 ("Effective Date"), by and
                                                   --------------
between ARE-3005 First Avenue, LLC, a Delaware limited liability company ("Landlord") and Dendreon Corporation, a Delaware corporation ("Tenant").
  --------                                                      ------

1.   Lease of Premises
     -----------------

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord upon the terms and conditions hereof, those certain premises (the "Demised
                                                                   -------
Premises") within the building located at the address set forth below (the
--------
"Building"), the site plan and legal description for which is attached hereto as
 --------
Exhibit "A", together with certain rights appurtenant thereto as expressly given
----------
to Tenant herein. The real property upon which the Building is located and all landscaping, parking facilities and other improvements and appurtenances related thereto, are hereinafter collectively referred to as the "Project". All
                                                          -------
portions of the Project which are for the non-exclusive use of tenants of the Building, including, without limitation, driveways, sidewalks, parking areas, landscaped areas, service corridors, stairways, elevators, public restrooms and Building lobbies, are hereinafter referred to as the "Project Common Areas".
                                                      --------------------

2.   Basic Lease Provisions
     ---------------------------

     2.1 For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

          2.1.1  Address of the Building:

                 3005 1st Avenue
                 Seattle, Washington 98121

          2.1.2  (a)   Rentable Area of Demised Premises: 70,647 sq. ft.

                 (b)   Rentable Area of Building: 70,647 sq. ft.

                 (c)   Rentable Area of Project: 111,622 sq. ft.

          2.1.3  Basic Annual Rent:

                 January 1, 1999 through December 31, 2001    $1,695,528.00
                 January 1, 2002 through December 31, 2004    $1,872,145.50
                 January 1, 2005 through December 31, 2008    $2,119,410.00
          2.1.4  Base Monthly Rental Installments of Basic Annual Rent:

                 January 1, 1999 through December 31, 2001    $141,294.00
                 January 1, 2002 through December 31, 2004    $156,012.12
                 January 1, 2005 through December 31, 2008    $176,617.50

          2.1.5  (a)  Tenant's Pro Rata Share of Building Operating Expenses:
                      100%
                 (b)  Tenant's Pro Rata Share of Project Operating Expenses:
                      63.29%

          2.1.6  (a)  Rent Commencement Date: As defined in Section 5.1 hereof.

                 (b)  Term Commencement Date: As defined in Section 4.2 hereof.

                 (c) Term Expiration Date: 10 years from the Rent Commencement Date (as defined in Section 5.1 hereof), subject to extension or earlier termination as provided herein.

          2.1.7 Security Deposit: $423,882.00 (three (3) months initial Base Monthly Rental).

          2.1.8 Permitted Use: Scientific research laboratories and related office uses consistent with Article 10 hereof.

          2.1.9  Address for Rent Payment:

                 135 N. Los Robles Avenue, Suite 250
                 Pasadena, CA 91101
                 Attention: Accounts Receivables

                 Address for Notices to Landlord:


                 135 N. Los Robles Avenue, Suite 250
                 Pasadena, CA 91101
                 Attention: General Counsel

                 With a copy to:

                 11440 West Bemardo Court, Suite 170
                 San Diego, CA 92127
                 Attention: Asset Management

          2.1.10 Address for Notices to Tenant Prior to Term Commencement Date:

                 291 North Bemardo
                 Mountain view, California 94043

                 Address for Notices to Tenant after Term Commencement Date:

                 3005 1st Avenue
                 Seattle, Washington 98121

          2.1.11 The following Exhibits are attached hereto and incorporated herein: A, B, C, D, E, F, G and H.

3.   Term
     ----

     3.1 This Lease shall take effect upon the Effective Date and, except as specifically otherwise provide within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant, and each of their respective successors and permitted assigns, from the Effective Date.

     3.2   The term of this Lease (the "Term") will be that period from the Term
                                        ----
Commencement Date as defined in Section 4.2 below through the Term Expiration Date, as such may be terminated or extended as provided herein.

4.   Possession And Commencement Date
     --------------------------------

     4.1 Landlord shall use commercially reasonable efforts to tender possession of the Demised Premises to Tenant on October 1, 1998 (the "Target
                                                                      ------
Term Commencement Date").  Tenant agrees that in the event Landlord fails to
----------------------
tender possession of the Demised Premises on or before the Target Term Commencement Date despite Landlord's use of commercially reasonable efforts to do so (and not as a subterfuge for avoiding this Lease), Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except in the event that Landlord is unable, after taking commercially reasonable efforts, to tender possession of the Demised Premises to Tenant on or before the date which is one hundred twenty (120) days after the Target Term Commencement Date, in which case either Landlord or Tenant may elect in writing to terminate this Lease. Tenant shall promptly construct or cause to be constructed the Tenant Improvements (as hereinafter defined) in accordance with the terms and conditions of this Lease and the exhibits hereto, including, without limitation, Exhibit "B" attached hereto (the "Work Letter").
                                                                 -----------
Subject to such terms and conditions, Tenant shall be allowed to construct a Class 10,000 clean room on the fourth floor of the Demised Premises. Notwithstanding anything to the contrary set forth herein, Tenant shall have access to and the right to occupy the Demised Premises free of Basic Annual Rent or Additional Rent from the Term Commencement Date until the Rent Commencement Date, hereinafter defined.

     4.2   The "Term Commencement Date" shall be October 1, 1998.
                ----------------------

     4.3 Access to and possession of areas necessary for utilities, services, safety and operation of the Building and the Project are reserved to Landlord, except to the extent otherwise expressly provided herein. When Landlord or Landlord's representatives are accessing such areas, Landlord shall use reasonable efforts to minimize any interference with Tenant's business, a representative of Tenant may accompany Landlord, and Landlord shall comply with the reasonable security requirements of Tenant.

     4.4 Tenant shall cause to be constructed the tenant improvements in the Demised Premises (the "Tenant Improvements") pursuant to the Work Letter at a
                       -------------------
cost to Landlord not to exceed Three Million Five Hundred Thirty-two Thousand Three Hundred Fifty Dollars ($3,532,350.00) (based upon fifty dollars ($50.00) per square foot of Rentable Area) (the "Tenant Improvement Allowance") which
                                        ----------------------------
shall include the cost of construction, project management by Landlord (for which Additional Rent in amount not to exceed three percent (3%) of the Tenant Improvement Allowance may be charged), cost of space planning, architect, engineering and other related services, building permits and other planning and inspection fees. If Landlord reasonably determines that the total cost of the Tenant Improvements will exceed the Tenant Improvement Allowance, then Tenant shall immediately, and as a condition to Landlord's obligation to expend or disburse any portion of the Tenant Improvement Allowance, provide evidence to Landlord of the availability of funds sufficient to pay such excess costs. Tenant shall have until July 1, 2000 to expend the Tenant Improvement Allowance, after which date Landlord's obligation to fund the Tenant Improvement Allowance shall expire. Landlord shall make reasonable progress payments from the Tenant Improvement Allowance; provided, however, that Landlord receives full and complete lien releases as Landlord makes such payments from all general contractors and major subcontractors and major suppliers to the fullest extent available at law. Tenant shall be responsible in any event for ensuring that the Tenant Improvements, when completed, are lien free.

     4.5   Intentionally Omitted.

     4.6 Landlord shall deliver the Demised Premises to Tenant on the Term Commencement Date clean and free of debris. Landlord warrants to Tenant that the Demised Premises delivered to Tenant on the Term Commencement Date shall be in good operating condition on the date of such delivery.

5.   Rent

     5.1   Basic Annual Rent.  Tenant agrees, commencing on January 1, 1999 (the
           ------------------
"Rent Commencement Date") to pay Landlord as Basic Annual Rent for the Demised
 ----------------------
Premises the sum set forth in Section 2.1.3. Basic Annual Rent shall be paid in the equal monthly installments set forth in Section 2.1.4, each in advance on the first day of each and every calendar month during the Term. Notwithstanding anything to the contrary set forth herein, Tenant shall have no obligation to pay Basic Annual Rent for any period prior to the Rent Commencement Date.

     5.2   Additional Rent.  In addition to Basic Annual Rent, Tenant agrees to
           ---------------
pay to Landlord as additional rent ("Additional Rent") at times hereinafter
                                     ---------------
specified in this Lease (i) Tenant's pro rata share, as set forth it Section
2.1.6 ("Tenant's Pro Rata Share"), of each of Building Operating Expenses and of
        -----------------------
Project Operating Expenses, as provided in Article 7 and (ii) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and lapse of applicable cure period. Notwithstanding anything to the contrary set forth herein, Tenant shall have no obligation to pay Additional Rent for any period prior to the Rent-Commencement Date.

     5.3   Improvement Rent.  In addition to Annual Base Rent and Additional
           ----------------
Rent, Tenant further agrees to pay to Landlord the amount necessary ("Improvement Rent") to fully amortize the Outstanding Tenant Improvement
  ----------------
Allowance (as hereinafter defined) at a rate of twelve and one-half percent (12.5%) over the period from the date such Tenant Improvements are substantially completed to the Term Expiration Date (without extension for any exercise of the Extension Right, as hereinafter defined). Improvement Rent shall be paid monthly on the first of each calendar month during the Term. As used herein, "Outstanding Tenant
                                                      ------------------
Improvement Allowance" shall mean the amount of the Tenant Improvement
---------------------
Allowance actually disbursed or incurred by Landlord from time to time, less any portion thereof which has previously been amortized and repaid by Tenant pursuant to this Section 5.3. Notwithstanding anything to the contrary set forth herein, Tenant shall have no obligation to pay Improvement Rent prior to the Term Commencement Date unless Tenant breaches this Lease or commits a Default (as such term is hereinafter defined) hereunder and this Lease is terminated as a result thereof, in which case the entire remaining unamortized Outstanding Tenant Improvement Allowance shall immediately become due and payable and Tenant shall pay the same.

     5.4 Basic Annual Rent, Additional Rent and Improvement Rent shall together be denominated "Rent". Rent shall be paid to Landlord, without
                         ----
abatement, deduction, or offset, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.9 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then current rate for such fractional month.

6.   Intentionally Omitted.

7.   Operating Expenses
     ------------------

     7.1   As used herein, (i) the term "Building Operating Expenses" shall mean
                                         ---------------------------
those Operating Expenses related to the Building and any other area of the Project with respect to which Tenant has exclusive use, and (ii) the term "Project Operating Expenses" shall mean those Operating Expenses related to the
 --------------------------
Project Common Areas.  As used herein, "Operating Expenses", with respect to
                                        ------------------
Project Operating Expenses or Building Operating Expenses, as applicable, shall include the following to the extent actually incurred by Landlord:

           7.1.1   Government impositions, other than those set forth in Section
7.1.3 or expressly excluded in Section 7.1.2, not paid directly by Tenant, including, without limitation, property tax costs consisting of real and personal property taxes and assessments (including amounts due under any improvement bond upon the Building or the Project, including the parcel or parcels of real property upon which the Building or the Project are located or assessments levied in lieu thereof) imposed by any governmental authority or agency; any tax on or measured by gross rentals received from the rental of space in the Building, or tax based on the square footage of the Demised Premises, the Building or the Project as well as any utilities surcharges, or, except as otherwise specifically set forth herein, any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy by Tenant or its employees, agents, contractors or permitted subtenants of the Building or the parking facilities serving the Building or the Project; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Demised Premises; any fee for a business license required to be held by Landlord to operate the Building for the purposes contemplated by this Lease; any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking a reduction by the taxing authority of the applicable taxes.

           7.1.2 All other costs of any kind paid or incurred by Landlord in connection with the operation and maintenance of the Building and the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of repairs and replacements to the Building or the other improvements within the Project as appropriate to maintain the Building or the Project as required hereunder, including cost of funding such reasonable reserves as Landlord, consistent with good business practice, may establish to provide for future repairs and replacements, costs of utilities furnished to the Project Common Areas; sewer fees; cable T.V.; trash collection; cleaning, including windows; heating; ventilation; air-conditioning; maintenance of landscape and grounds; maintenance of drives and parking areas; security services and devices; building supplies; maintenance for and replacement of equipment utilized for operation and maintenance of the Project: license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Project and Building systems and equipment; telephone, postage, stationary supplies and other expenses incurred in connection with the operation, maintenance, or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the Project; the cost of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property provided by Landlord for use in Common Areas; the costs of any capital repairs or improvements ("Capital Repairs") to the Building
                                               ---------------
or the Project Common Areas which can be amortized over a useful life in excess of one year pursuant to the Internal Revenue Code and the regulations promulgated therein (the "Code"), the cost of which Capital Repairs shall be
                          ----
amortized over the useful life of the item in question (such useful life to be the same as set forth in the Code but in no event greater than ten (10) years), and only the annual amortized amount shall be included as part of Operating Expenses; costs of complying with any applicable laws and regulations concerning the generation, handling, storage or transportation of Hazardous Materials (as hereinafter defined), except to the extent such costs are caused by the actions of other tenants of the Project or by the actions of Landlord, and not including the cost of the actual work of remediation or investigation; insurance premiums, including premiums for public liability, property casualty, earthquake and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of such losses by reason of insurance policy terms; service contracts; costs of services of independent contractors retained to do work of nature or type herein referenced; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives, and parking areas, including without limitation, janitors, floor waxers, window-washers, watchmen, gardeners, sweepers, and handymen and costs of management services (exclusive of Landlord's overhead and salaries and benefits of Landlord's personnel, officers and executives), which costs of management services shall be three percent (3%) of the Basic Annual Rent due from Tenant (the "Management Fee").
      --------------

           7.1.3 Notwithstanding the foregoing, Operating Expenses shall not include:

                   (a) any net income, franchise, capital stock, estate or inheritance taxes or taxes which are the personal obligation of Landlord, Tenant or of another tenant of the Project;

                   (b) any leasing commissions or expenses which relate to preparation of rental space for a tenant;

                   (c) expenses of initial development and construction, including but not limited to, grading, paving, landscaping, and decorating (as distinguished from maintenance repair and replacement of the foregoing);

                   (d)  legal expenses relating to other tenants;

                   (e) costs or expenditures to the extent reimbursed by payments received by Landlord;

                   (f) principal, interest or other amounts paid (but excluding any amount paid as a result of any act or omission of Tenant) on loans to Landlord or secured by mortgages or deeds of trust or pursuant to any ground lease covering the Project or a portion thereof (provided interest upon a government assessment or improvement bond payable in installments is an Operating Expense under Section 7.1.1 above);

                   (g) fines, penalties and late charges unless incurred as a result of any act or omission of Tenant;

                   (h) promotional and advertising expenses attributable to marketing of other leaseable space in the Building other than Building signage;

                   (i) salaries of executive officers of Landlord and employees of Landlord;

                   (j) depreciation claimed by Landlord for tax purposes (provided this exclusion of "depreciation" is not intended to delete from Operating Expenses actual costs of repairs and replacements and reasonable reserves in regard thereto which are provided for in Section 7.1.2 above);

                   (k)  any ground lease rental;

                   (l) costs, including permit, license and inspection costs, incurred with respect to the installation of other tenants' or other occupants' improvements in the Building or incurred in otherwise renovating or otherwise improving, decorating, painting or redecorating vacant space for other tenants or other occupants of the Building;

                   (m) depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and other vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

                   (n) marketing costs, including, without limitation, leasing commissions, attorneys' fees, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building or Project;

                   (o) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building;

                   (p) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building, except to the extent contributed to by Tenant;

                   (q) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Building or Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis, except for the Management Fee;

                   (r) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project (except as otherwise permitted herein);

                   (s) Landlord's general corporate overhead and general and administrative expenses, except for the Management Fee;

                   (t) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments and/or to file any tax or informational returns when due, except to the extent contributed to by Tenant;

                   (u) costs arising from the gross negligence or willful misconduct or fault of other tenants or Landlord or its agents, representatives, invitees or guests;

                   (v)  costs for sculpture, paintings or other objects of art;

                   (w) costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to Landlord or the Building or the Project, except to the extent relating to or regarding the Tenant or its agents; and

                   (x) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants.

     7.2 Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, Landlord's estimate of Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses for such month.

           7.2.1 Within ninety (90) days after the conclusion of each calendar year, (or such longer period as may be reasonably required) Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses for the previous calendar year.
Any additional sum due from Tenant to Landlord shall be immediately due and payable within ten (10) days after any written request therefor. If the amounts paid by Tenant pursuant to Section 7.2 exceed Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses for the previous calendar year, Landlord shall, at Landlord's option, either (i) credit the excess amount to the next succeeding installments of estimated Additional Rent, or (ii) pay the excess to Tenant within thirty (30) days after delivery of such statements.

           7.2.2 Any amount due under Section 7.2 for any period which is less than a full month shall be prorated (based on a thirty (30) day month) for such fractional month.

     7.3 Landlord's annual statement shall be final and binding upon Tenant unless Tenant, within sixty (60) days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such sixty (60) day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord's statement of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses, Landlord will provide Tenant with access to Landlord's books and records and such information as Landlord reasonably determines to be responsive to Tenant's questions. In the event that after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected from among the ten (10) largest in the United States hired by Tenant (at Tenant's sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed) audit and/or review such Landlord's books and records for the year in question (the "Independent Review"). The results of any such
                           ------------------
Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses actually paid for the calendar year in question exceeded Tenant's obligations for such calendar year, Landlord shall at Landlord's option either (1) credit the excess amount to the next succeeding installments of estimated Additional Rent or (2) pay the excess to Tenant within thirty (30) days after delivery of such statement. If the Independent Review shows that Tenant's payments of Tenant's Pro Rata Share of Building Operating Expenses or Tenant's Pro Rata Share of Project Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to the Landlord within thirty
(30) days after delivery of such statement. If the Independent Review determines that the total charged to Tenant in the annual statement exceeds the correct total by more than seven and one-half percent (7.5%), then the costs and expenses of the independent public accounting firm conducting the Independent Review shall be paid by Landlord.

     7.4 Tenant shall not be responsible for Building Operating Expenses or Project Operating Expenses attributable to the time period prior to the Rent Commencement Date. The responsibility of Tenant for Tenant's Pro Rata Share of Building Operating Expenses and Tenant's Pro Rata Share of Project Operating Expenses shall continue to the latest of (i) the date of termination of the Lease, (ii) the date Tenant has fully vacated the Demised Premises (including, without limitation, the removal of all items required hereby to be removed and the completion of all procedures necessary to fully release and terminate any permits or licenses restricting the use of the Demised Premises in any manner), or (iii) if Tenant's right to possession of the Demised Premises is terminated due to the default of Tenant, the date of rental commencement of a replacement tenant.

     7.5 Building Operating Expenses and Project Operating Expenses for the calendar year in which Tenant's obligation to share therein commences and in the calendar year in which such obligation ceases, shall be prorated on a basis reasonably determined by Landlord. Expenses such as taxes, assessments and insurance premiums which are incurred for an extended time period shall be prorated based upon time periods to which applicable so that the amounts attributed to the Demised Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Building Operating Expenses and Project Operating Expenses. Notwithstanding anything set forth herein to the contrary, if the Rent Commencement Date falls on a day other than the first day of an insurance coverage period, tax fiscal year or other period to which an Operating Expense is allocable or attributable, or if this Lease terminates on a day other than the last day of an insurance coverage period, tax fiscal year or other period to which an Operating Expense is allocable or attributable, then the amount of the Operating Expenses payable by Tenant with respect to such first or last partial insurance coverage period, tax fiscal year or other period shall be prorated based on the ratio of the number of days during such insurance coverage period, tax fiscal year or other period in which this Lease is in effect to the total number of days in such insurance coverage period, tax fiscal year or other period.

     7.6 Notwithstanding anything set forth herein to the contrary, in the event the Project is not one hundred percent (100%) occupied during any entire year of the Term, an adjustment shall be made by Landlord in computing Tenant's Pro Rata Share of Project Operating Expenses for such year so that Tenant's Pro Rata Share of Project Operating Expenses shall be computed for such year as though the Project had been one hundred percent (100%) occupied during such entire year. Landlord further agrees that since one of the purposes of Operating Expenses and the gross up provision is to require Tenant to pay for the costs attributable to the Demised Premises, (i) Landlord will not collect or be entitled to collect Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Operating Expenses actually paid by Landlord in connection with the operation of the Building and the Project, and (ii) Landlord shall make no profit from Landlord's collections of Operating Expenses. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Expenses except in the year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in comparable buildings is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in Operating Expenses as paid by Landlord.

     7.7 The parties agree that statements in this Lease to the effect that Landlord is to perform certain of its obligations hereunder at its own cost and expense shall not be interpreted as excluding any cost from Building Operating Expenses or Project Operating Expenses if such cost is an Operating Expense pursuant to the terms of this Lease.

8.   Rentable Area
     -------------

     8.1  As used herein, the terms "Rentable Area" shall be calculated in
                                     -------------
accordance with the 1996 Standard Method for Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association.

     8.2 The Rentable Area of the Building is generally determined by making separate calculations of Rentable Area applicable to each floor within the Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as before set forth is included as Rentable Area without deduction for columns and projections or vertical penetrations which are defined as stairs, elevator shafts, flues, pipe shafts, vertical ducts, and the like and their enclosing walls.

     8.3 The Rentable Area of the Project is the total of Rentable Area of all buildings within the Project.

     8.4 Review of allocations of Rentable Areas as between tenants of the Project may be made as frequently as in Landlord's opinion appears appropriate in order to facilitate an equitable apportionment of Project Operating Expenses. Such review shall be performed by a licensed architect and the allocations certified as true and correct by such licensed architect and Tenant shall be bound by such certifications.

9.   Security Deposit
     ----------------

     9.1 Tenant has deposited with Landlord the sum set forth in Section 2.1.7 (the "Security Deposit") which Security Deposit shall be held by Landlord as
      ----------------
security for the performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, any provision relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) business days after Landlord's demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general fund, and Tenant shall not be entitled to any interest on the Security Deposit.

     9.2  Intentionally Omitted.

     9.3 In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

     9.4 Landlord may deliver the Security Deposit to any purchaser of Landlord's interest in the Demised Premises, provided such purchaser assumes in full in writing Landlord's obligations hereunder, and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transfers.

     9.5 If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ninety (90) days after the expiration or earlier termination of this Lease.

10.  Use
     ---

     10.1 Tenant shall use the Demised Premises for the purpose set forth in
Section 2.1.8 and shall not use the Demised Premises, or permit or suffer the Demised Premises to be used, for any other purpose without the prior written consent of Landlord which may be withheld in Landlord's reasonable discretion; provided, however, that if Tenant desires to reduce the laboratory space at the Demised Premises from that initially approved by Landlord pursuant to this Lease and the Work Letter, then Tenant must first provide Landlord with reasonable financial assurances (such as an increased security deposit or acceptable letter of credit) that Tenant will restore the Demised Premises and Tenant Improvements at the end of the Term to the same condition as Landlord initially approved pursuant to this Lease and the Work Letter, and Tenant must, in fact, perform such restoration prior to the end of the Term.

     10.2 Tenant shall not use or occupy the Demised Premises in violation of any federal, state and local laws and regulations, zoning ordinances, or the certificate of occupancy issued for the Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Demised Premises which is declared or claimed by any governmental authority having jurisdiction to be a violation of law, regulation or zoning ordinance or of such certificate of occupancy, or which violates a law, regulation or zoning ordinance or the certificate of occupancy. Tenant shall comply with any order or directive of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's particular use or occupancy of the Demised Premises, impose any duty upon Tenant or Landlord with respect to the Demised Premises or with respect to Tenant's particular use or occupation thereof. Subject to Tenant's obligations elsewhere under this Lease, Tenant shall not be responsible for compliance with any laws, codes, rules, regulations, ordinances or other governmental directives where such compliance is not related to Tenant's particular use and occupancy of the Demised Premises, and Tenant shall be obligated to make only those alterations in the Demised Premises that are required by reason of Tenant's particular use of the Demised Premises which are not generally applicable to the Project or other tenants in the Project.

     10.3 Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building and Project and shall comply with all rules, orders, regulations, and requirements of the insurers of the Building and Project and Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy to the extent caused by reason of Tenant's failure to comply with the provisions of this Section 10.3.

     10.4 No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant must, upon termination of this Lease return to Landlord all keys to offices and restrooms, either furnished to, or otherwise procured by Tenant. In the event any key so furnished is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     10.5 No awnings or other projection shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises without Landlord's consent, not to be unreasonably withheld or delayed. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord, nor shall any bottles, parcels, or other articles be placed on the windowsills. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without the express written consent of Landlord.

     10.6 Tenant shall have the right to affix signage displaying Tenant's corporate name and/or logo (the "Building Signage") on the Building as permitted
                                 ----------------
by code at Tenant's sole cost and expense with the prior written consent of Landlord, which consent is not to be unreasonably withheld or delayed. No sign, advertisement, or notice other than the Building Signage shall be exhibited, painted or affixed by Tenant on any exterior part of the Demised Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

     10.7 Tenant shall cause any office equipment or machinery to be installed in the Demised Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Project Common Areas. Further, no equipment weighing five hundred (500) pounds, or greater, shall be placed upon the Demised Premises without advance notice to and approval by Landlord. Placement of such equipment, if approved by Landlord, shall be only at a location designed to carry the weight of such equipment.

     10.8 Tenant shall not do or permit anything to be done in or about the Demised Premises which shall in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Demised Premises to be used for immoral, unlawful or objectionable purpose, nor shall Tenant knowingly cause, maintain or permit any nuisance or waste in, on, or about the Demised Premises, Building or Project.

     10.9 Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for all liabilities, costs and expense arising out of or in connection with the compliance of the Demised Premises with the Americans With Disabilities Act, 42 U.S.C. (S) 12101, et seq. (together with regulations promulgated pursuant thereto, "ADA") and Tenant
                               ---
shall indemnify, defend and hold harmless from and against any loss, cost, liability or expense (including reasonable attorneys fees and disbursements) arising out of any failure of the Demised Premises to comply with the ADA; provided, however, that Landlord shall be responsible for the costs, if any, as of the Term Commencement Date, of bringing into compliance with the ADA: (i) the restrooms on the fourth floor of the Demised Premises; and (ii) only those other items identified in the Mahlum & Nordfors McKinley Gordon Architectural Report attached hereto as Exhibit "H" (the "Architectural Report") as possibly not
                                     --------------------
being in compliance with the ADA, and then only to the extent required by governmental authority.

11.  Brokers
     -------

     11.1 Landlord and Tenant each represent and warrant to the other party that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Kidder, Mathews & Segner Inc. ("Kidder") and CB Commercial Real Estate Group ("CB", and together with Kidder,
  ------                                         --
"Brokers"), as has been disclosed in writing to Landlord and Tenant and that
 -------
neither Landlord nor Tenant knows of any other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Each of the parties acknowledges that Kidder represents only Landlord and CB represents only Tenant in connection with this transaction.

     11.2 Landlord and Tenant each hereby indemnifies the other party and shall defend, hold and save such party harmless from and against any and all claims for any commissions or fees in connection with this Lease made by any broker or finder having worked, or claiming to have worked, on behalf of the indemnifying party, other than Brokers.

     11.3 Landlord and Tenant each represent and warrant to the other that no broker or agent has made any representation or warranty relied upon by it in its decision to enter into this Lease other than as contained in this Lease.

     11.4 Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of lease from prospective tenants and no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord in executing this Lease does so in reliance upon Tenant's representations and warranties contained within this Article 11 hereof.

12.  Holding Over
     ------------

     12.1 If, with Landlord's express written consent, Tenant holds possession of all or any part of the Demised Premises after the expiration or earlier termination of the Term, Tenant shall become a tenant from month-to-month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay Basic Annual Rent in the amount payable upon the date of the expiration or earlier termination of this Lease, and all other provisions, representations, covenants and agreements contained herein, other than with respect to the Term and any extensions thereof shall remain in full force and effect.

     12.2 Notwithstanding the foregoing, if Tenant remains in possession of the Demised Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to one hundred fifty percent (150%) of the Basic Annual Rent and Additional Rent in effect during the last thirty (30) days of the Term. Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over.

     12.3 Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or reinstatement of this Lease.

     12.4 The foregoing provisions of this Article 12 are in addition to and do not affect Landlord's right to re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

13.  Taxes On Tenant's Property
     --------------------------

     13.1 Tenant shall pay, prior to delinquency, any and all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Demised Premises.

     13.2 If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or, if the assessed valuation of the Building is increased by the inclusion therein of a value attributable to Tenant's personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon such increase in the assessed valued, then Tenant shall upon demand repay to Landlord the taxes so levied against Landlord.

14.  Condition Of Demised Premises
     -----------------------------

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Demised Premises or the Building or Project, or with respect to the suitability for the conduct of Tenant's business. The taking of possession of the Demised Premises by Tenant shall, except as otherwise agreed in writing by Landlord and Tenant and subject to any representations and warranties of Landlord or Tenant contained herein, conclusively establish that the Demised Premises and Building were at such time in good, sanitary and satisfactory condition and repair and in substantially the same condition as described in the environmental report attached hereto as Exhibit "C" as such report may be updated pursuant to the
                   -----------
next two sentences (the "Environmental Report").  The Environmental Report shall
                         --------------------
be updated with respect to the fourth floor of the Building at Landlord's sole cost and expense within sixty (60) days of the current tenant's vacation of such space, and may be updated prior to the Term Commencement Date with respect to such other portions of the Building to be occupied by Tenant as Tenant in its sole election and at its sole cost and expense may determine. Landlord and Tenant shall, in a reasonably prompt manner, mutually select a qualified environmental consultant to perform such update(s).

15.  Common Areas And Parking Facilities
     -----------------------------------

     15.1 Tenant shall have the non-exclusive right, in common with others, to use the Project Common Areas, subject to such reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its discretion. Landlord agrees that the rules and regulations shall not be changed, revised or enforced in any unreasonable way by Landlord, nor modified or added to by Landlord in such a way as to unreasonably interfere with Tenant's permitted use of the Demised Premises set forth in this Lease. Landlord shall not enforce the rules and regulations in a manner which shall unreasonably interfere with the Permitted Use of the Demised Premises as set forth in Section
2.1.8 herein.

     15.2 As an appurtenance to the Demised Premises, fifty (50) of the covered parking stalls located on the Project shall be reserved to Tenant, such stalls to be selected by Landlord. Tenant shall pay Landlord a monthly rate of ninety dollars ($90) per stall (the "Parking Rate"). The Parking Rate may be adjusted
                              ------------
as determined by Landlord at any time after the first year of the Term, not to exceed an increase of five percent (5%) in any calendar year. Tenant acknowledges that Landlord has previously assigned certain parking stalls to another tenant of the Project, and that Tenant has the right to use only its assigned parking stalls.

     15.3 Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant's use thereof. Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants. In the alternative, if Landlord determines that Tenant's customers, clients, or invitees appear to be using more than the number of parking spaces that would otherwise be attributable to a reasonable number of parking spaces for Tenant's use, Landlord may require Tenant and its employees to obtain parking outside the Project for such unreasonable excess uses. However, nothing in this Section 15.3 is intended to create an affirmative duty on Landlord's part to monitor parking.

     15.4 Landlord reserves the right to modify the Project Common Areas including the right to add or remove exterior and interior landscaping. Landlord agrees that the Project Common Areas shall not include any excess unimproved land development, but shall only include improved areas available to serve a completed building, where the area of the completed building is used to determine Tenant's Pro Rata Share of Project Operating Expenses.

16.  Utilities And Services
     ----------------------

     16.1 Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, deionized and other treated water), gas, heat, light, power, telephone and other utilities supplied to the Demised Premises, together with any fees, surcharges and taxes thereon. All such utilities shall be separately metered to Tenant as of the Term Commencement Date.

     16.2 Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any such utility or service whether or not such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, governmental regulation, moratorium or other governmental action, inability despite the exercise of reasonable diligence or by any other cause except the willful misconduct or the gross negligence of Landlord. In the event of such failure, Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease.

     16.3 Tenant shall pay directly to the applicable utility or service provider, prior to delinquency, for any separately metered utilities and services which may be furnished to Tenant or the Demised Premises during the Term.

     16.4 Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, use any device in the Demised Premises, including, but without limitation, data processing machines, which will in any way increase the amount of ventilation, air exchange, gas, steam, electricity or water beyond that for which the Demised Premises are reasonably designed as of the Term Commencement Date.

     16.5 Provided that Landlord shall furnish Tenant with notice whenever reasonably possible, Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the good faith judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or electric service, when prevented from doing so by strike or accident, or by laws, rules, order, ordinances, directions, regulations or requirements of any federal, state, country or municipal authority or failure to deliver gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever. Notwithstanding the foregoing, Landlord, in exercising its rights hereunder, shall use commercially reasonable efforts to minimize any disruption to or interference with the conduct of Tenant's business.

17.  Alterations
     -----------

     17.1 Other than the Tenant Improvements, Tenant shall make no alterations, additions or improvements in or to the Demised Premises without Landlord's prior written consent, which approval shall not be unreasonably withheld (provided,
                                                                    --------
however, that in the event any proposed alteration, addition or improvement
-------
affects (i) any structural portions of the Building including exterior walls, roof, foundation and core of the Building, (ii) the exterior of the Building or
(iii) any Building systems, including elevator, plumbing, air conditioning, heating electrical, security, life safety and power, then Landlord may withhold its consent with respect thereto in its sole and absolute discretion), and then only by architects, contractors, suppliers or mechanics approved by Landlord in Landlord's reasonable discretion. In seeking Landlord's approval, Tenant shall provide Landlord, at least fourteen (14) days in advance of any proposed construction, with plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord. Notwithstanding the foregoing or anything to the contrary in this Lease: (i) Tenant shall not be required to obtain Landlord's consent to any non-structural alteration, addition or improvement which costs less than $20,000 per project, each project to include on-going and related work; (ii) if Landlord's consent is required and Landlord does not notify Tenant in writing of its approval or disapproval within fifteen (15) days following Tenant's request for approval, then Landlord shall be deemed to have disapproved the proposed alteration in question; (iii) all personal property of Tenant installed in the Demised Premises at Tenant's expense shall at all times remain Tenant's personal property, and Tenant shall be entitled to all insurance and condemnation proceeds expressly awarded for Tenant's personal property. Tenant shall not be required to remove any Tenant Improvements at the expiration or earlier termination of this Lease nor any other alterations, additions or improvements unless at the time that Landlord consented thereto, Landlord notified Tenant that such removal would be required.

     17.2 Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with free access to mechanical installation or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities.

     17.3 Landlord and Tenant each agree that all work by either Landlord or Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times.

     17.4 All such work shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Tenant covenants and agrees that all work done by Tenant shall be performed in compliance with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Tenant shall provide Landlord with "as-built" plans showing any change in the Demised Premises.

     17.5 Before commencing any work, Tenant shall give Landlord at least fifteen (15) days prior written notice of the proposed commencement of such work and shall, if the cost of such alteration exceeds $50,000 and Landlord so requests, secure at Tenant's own cost and expense a completion and lien indemnity bond reasonably satisfactory to Landlord for said work.

     17.6 All alterations, attached equipment, decorations, fixtures, trade fixtures, additions and improvements, subject to Section 17.8, attached to or built into the Demised Premises and paid for by Landlord by virtue of Landlord providing the Tenant Improvement Allowance or otherwise, including (without limiting the generality of the foregoing) all floor and wallcovering, built-in cabinet work and paneling, sinks and related plumbing fixtures, exterior venting fume hoods and walk-in freezers and refrigerators, clean rooms, climatized rooms, ductwork, conduits, electrical panels and circuits, shall become the property of Landlord upon the expiration or earlier termination of the term of this Lease (the "Landlord Personal Property"), and shall remain upon and be
                 --------------------------
surrendered with the Demised Premises as a part thereof, and if paid for by Tenant, such items may be removed by Tenant if agreed to by Landlord prior to installation of such items; provided, however, that Tenant must restore any damage caused by or occasioned as a result of such removal. Landlord may at any time elect to cause Tenant to remove any of the aforementioned items from the Demised Premises upon the expiration or earlier termination of this Lease, and, if Landlord so elects, Tenant shall remove such alterations, attached equipment, decorations, fixtures, trade fixtures, additions and improvements upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal; provided, however, that prior to the construction or attachment of any such property,

Landlord shall advise Tenant in writing if such removal will be necessary upon the expiration or earlier termination of the Lease if Tenant timely seeks such advice from Landlord. Any property left at the Demised Premises upon the end of the Term shall become the property of the Landlord. Tenant further agrees and acknowledges that the Landlord Personal Property (as further described in Exhibit "E" attached hereto and incorporated herein) is being provided to Tenant
-----------
for Tenant's use during the Term of this Lease at no charge, without obligation on the part of Landlord to maintain, repair or replace the same, and as an accommodation to Tenant without representations or warranties of any kind and that no portion of Rent is attributable to the use of the Landlord Personal Property. Tenant shall return the Landlord Personal Property to Landlord at the end of the Term of this Lease in the working condition in which it was received, subject to reasonable wear and tear and casualty.

     17.7 Tenant shall repair any damage to the Demised Premises caused by Tenant's removal of any property from the Demised Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

     17.8 Except as to those items for which Tenant obtained Landlord's written consent to remove, all business and trade fixtures, built-in machinery, equipment, furniture and cabinets, together with all additions and accessories thereto, installed in and upon the Demised Premises shall be and remain the property of Landlord and shall not be moved by Tenant at any time during the Term. If Tenant shall fail to remove all of its effects from the Demised Premises prior to expiration or earlier termination of this Lease, then Landlord may, at its option and with notice to Tenant, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof or damage thereto, and Tenant agrees to pay Landlord upon demand any expenses incurred to such removal and storage or Landlord may, at its option, without notice, sell said property or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale against any amounts due under this Lease from Tenant to Landlord and against any expenses incident to the removal, storage and sale of said personal property.

     17.9 Notwithstanding any other provision of this Article 17 to the contrary, in no event may Tenant remove any improvement from the Demised Premises for which Landlord contributed payment, including, without limitation, the Tenant Improvements made pursuant to the Work Letter without Landlord's prior written consent, which may be withheld in Landlord's sole discretion.

     17.10 Tenant shall pay to Landlord as Additional Rent an amount equal to two percent (2%) of the cost to Tenant of all charges incurred by Tenant or its contractors or agents in connection with any alterations, additions or improvements to the Demised Premises, which Additional Rent shall not exceed $10,000 per project. For purposes of payment of such sum, Tenant shall submit to Landlord copies of all bills, invoices, and statements covering the costs of such charges, which will be accompanied by payment to Landlord of the percentage fee set forth above. Tenant shall reimburse Landlord for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup.

18.  Repairs And Maintenance
     -----------------------

     18.1 Landlord shall perform Capital Repairs and shall repair and maintain the Project Common Areas, including, without limitation, repair and maintenance of landscaping, parking facilities, driveways, walkways, lighting, utilities, snow removal, irrigation and storm water management systems (and the full or amortized cost thereof allocated in accordance with the other terms and conditions of this Lease, as applicable, shall be included as a part of Operating Expenses), unless such Capital Repairs or maintenance or repairs are required in whole or in part because of any act, neglect, fault of or omissions of any duty by Tenant, its agents, servants, employees, contractors, guests or invitees, in which case Tenant shall pay to Landlord the cost of such Capital Repairs or maintenance and repairs to the extent such costs are incurred as a result of any act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees, contractors, guests or invitees and are not reimbursed by insurance. For Capital Repairs with an estimated cost of greater than one hundred thousand dollars ($100,000), Landlord shall obtain three bids for the repair and provide copies thereof to Tenant. Tenant shall have the right to approve or disapprove, in its reasonable discretion, Landlord's selection of a contractor to perform the Capital Repairs.

     18.2 Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant's sole cost and expense keep the Demised Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear and loss due to condemnation or casualty not occasioned by Tenant or Tenant's agents, representatives or guests excepted. Tenant shall, upon the expiration or earlier termination of this Lease, surrender the Demised Premises to Landlord in as good as condition as when received, ordinary wear and tear excepted. Other than as specifically set forth in the Work Letter, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof.

     18.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance which is an obligation of Landlord unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Tenant waives the rights under any applicable law, statute or ordinance now or hereafter in effect to make repairs at Landlord's expense. Notwithstanding anything herein to the contrary, if Landlord fails to timely perform its maintenance and repair obligations hereunder, and as a consequence, Tenant's use of the Demised Premises is substantially impaired, Tenant shall have the right, upon twenty
(20) days advance written notice to Landlord, to cause such repair or maintenance to be performed at Tenant's expense.

     18.4 Repairs under this Article 18 which are obligations of Landlord are subject to allocation among Tenant and other tenants as Operating Expenses.

     18.5 This Article 18 relates to repairs and maintenance arising in ordinary course of operation of the Building, the Project and any related facilities. In the event of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction, this Article 18 shall not be applicable and the provisions of
Article 22 shall apply and control.

19.  Liens
     -----

     19.1 Subject to the immediately succeeding sentence, Tenant shall keep the Demised Premises, the Building, the Project and the real property upon which the Building and the Project are situated free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic's lien filed against the Demised Premises or against the Building or the Project for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the sole cost and expense of Tenant.

     19.2  Should Tenant fail to discharge any lien of the nature described in
Section 19.1, Landlord may at Landlord's election, after notice to Tenant, pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title and the cost thereof shall be immediately due from Tenant as Additional Rent.

     19.3 In the event Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement executed by Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Demised Premises. In no event shall the address of the Building be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant. Should any holder of a Financing Statement executed by Tenant record or place of record a Financing Statement which appears to constitute a lien against any interest of Landlord or against equipment which may be located other than within the Demised Premises, Tenant shall within ten (10) days after filing such Financing Statement (i) cause a copy of the Security Agreement or other documents to which Financing Statement pertains to be furnished to Landlord to facilitate Landlord's being in a position to show such lien is not applicable to Landlord's interest, and (ii) cause Tenant's lender to amend any documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Building or the Project.

           19.3.1 Notwithstanding anything herein to the contrary, Landlord waives any and all right, title and interest Landlord now has, or hereafter may have, whether statutory or otherwise, to Tenant's books and records and personal property not attached or affixed to the Demised Premises (the "Collateral").
                                                               ----------
Tenant acknowledges that the Collateral shall not include any of Landlord's personal property and Landlord acknowledges that Landlord has no lien, right, claim, interest or title in or to the Collateral. Landlord further agrees that Tenant shall have the right, at its discretion, to mortgage, pledge, hypothecate or grant a security interest in the Collateral as security for its obligations under any equipment lease or other financing arrangement related to the conduct of Tenant's business at the Demised Premises. The Collateral shall not become the property of Landlord or a part of the realty and may be removed by Tenant at any time and from time to time during the entire term of this Lease. Upon request of Tenant or its assignees or any subtenant, Landlord shall execute and deliver any reasonable real estate consent or waiver forms submitted by any vendors, equipment lessors, chattel mortgagees or lenders of Tenant setting forth that Landlord waives, in favor of the vendor, equipment lessor, chattel mortgagee or lender any superior lien, claim, interest or other right in the specified Collateral. Such Collateral may be removed at any reasonable time upon default under the terms of such chattel mortgage or other similar documents, free and clear of any claim or lien of Landlord. Tenant shall promptly repair any damage caused by the removal of such property, whether effected by Tenant or Tenant's vendors, chattel mortgagees or equipment lessors.

20.  Indemnification And Exculpation
     -------------------------------

     20.1 Tenant hereby indemnifies and agrees to defend and save Landlord harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements), for injury or death to person or injury to property occurring within or about the Demised Premises or the Project, arising directly or indirectly out of Tenant's, its employees, agents or guests use or occupancy of the Demised Premises or the Project or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful act or gross negligence of the Landlord.

     20.2 Landlord hereby indemnifies and agrees to defend and save Tenant harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements), for injury or death to person or injury to property occurring within or about the Demised Premises or the Project, arising directly or indirectly out of breach by Landlord in the performance of any of its obligations hereunder, unless caused solely by the willful act or negligence of Tenant.

     20.3 Landlord shall not be liable to Tenant and Tenant assumes all risk of damage to personal property or scientific research, including loss of records kept within the Demised Premises if the cause of such damage is of a nature which, if Tenant had elected to maintain fire and theft insurance with extended coverage and business records endorsement available on a commercially reasonable basis, would be a loss subject to settlement by the insurance carrier, including, but not limited to, damage or losses caused by fire, electrical malfunctions, gas explosion, and water damage of any type, including, but not limited to, broken water lines, malfunction of fire sprinkler system, roof leakage or stoppages of lines unless and except if such loss is due to the willful misconduct of Landlord after an unreasonable period of time following the written notice by Tenant of need for a repair which Landlord is responsible to make. Tenant further waives any claim for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property including any loss of records.

     20.4 Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project or of any other third party.

     20.5 Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts. Tenant acknowledges and agrees that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties and the risk that any security device or service may malfunction or otherwise be circumvented by a criminal is assumed by Tenant. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

21.  Insurance - Waiver Of Subrogation
     ---------------------------------

     21.1 Landlord, as part of Operating Expenses, shall carry insurance upon the Building, in an amount equal to full replacement cost (exclusive of the costs of excavation, foundations, and footings, and without reference to depreciation taken by Landlord upon its books or tax returns) or such greater amount of insurance as Landlord's mortgage lender requires Landlord to maintain, providing protection against any peril generally included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof and, as part of Operating Expenses, shall further insure as Landlord deems appropriate coverage against flood, environmental hazard and earthquake, loss or failure of building equipment, rental loss during the period of repair or rebuild, workmen's compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance as to any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Building.

     21.2 Landlord, as part of Operating Expenses, shall further carry commercial general insurance with a single loss limit of not less than Five Million Dollars ($5,000,000.00) for death or bodily injury, or property damage with respect to the Project.

     21.3 Tenant at its own cost shall procure and continue in effect from the Rent Commencement Date and continuing throughout the Term (and occupancy by Tenant, if any, after the expiration or earlier termination of this Lease) comprehensive commercial general insurance with limits of not less than Five Million Dollars ($5,000,000.00) per occurrence for death or bodily injury and not less than Five Million Dollars ($5,000,000.00) for property damage with respect to the Demised Property.

     21.4 The aforesaid insurance required of Tenant shall name Landlord, its officers, employees and agents, as an additional insured. Said insurance shall be with companies having a policyholder rating of not less than A+ and financial category rating of at least Class IX in "Best's Insurance Guide." Tenant shall obtain for Landlord from the insurance companies or cause the insurance companies to furnish certificates of coverage to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord from the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant's policy may be a "blanket policy" which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) after notice to Tenant procure said insurance on Tenant's behalf and at its cost to be paid as Additional Rent.

     21.5 Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment, and leasehold improvements, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage all as more particularly heretofore set forth within this Lease, except to the extent arising from or in connection with Landlord's willful misconduct. Tenant at Tenant's cost shall carry such insurance as Tenant desires for Tenant's protection with respect to personal property of Tenant or business interruption.

     21.6 In each instance where insurance is to name Landlord as additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to (i) any lender of Landlord holding a security interest in the Building or real property upon which the Building is situated, and (ii) any management company retained by Landlord to manage the Building or the Project.

     21.7 Landlord and Tenant each hereby release, relieve and waive any and all rights of recovery against the other or against the officers, directors, employees, agents, and representatives of the other, on account of loss or damage arising out of, incident to or occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either party may have in force at the time of such loss or damage and whether due to the negligence of Landlord or Tenant or their respective agents, employees, contractors and/or invitees; provided, however, that such releases, relief and waivers shall be limited to the extent of the net insurance proceeds actually paid to Landlord by the relevant insurance carriers. Such waivers shall continue as long as their respective insurers so permit. Any termination of such a waiver shall be by written notice of circumstances as hereinafter set forth. Landlord and Tenant upon obtaining the policies of insurance required or permitted under this Lease shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, the party seeking such policy shall notify the other thereof, and the latter shall have ten (10) days thereafter to either (i) procure such insurance with companies reasonably satisfactory to the other party or (ii) agree to pay such additional premium (in the Tenant's case, in the proportion which the area of the Demised Premises bears to the insured area). If neither
(i) nor (ii) are done, this Section 21.7 shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section
21.7 shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

     21.8 Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and/or to bring coverage limits to levels then being required of new tenants within the Project.

22.  Damage Or Destruction
     ---------------------

     22.1 In the event of a partial destruction of the Building by fire or other perils covered by extended coverage insurance but not exceeding thirty-three percent (33%) of the full insurable value thereof, where the damage thereto is such that the Building may be repaired, reconstructed or restored within a period of twelve (12) months from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs (except for any deductible amount provided by Landlord's policy, which deductible amount if paid by Landlord shall be an Operating Expense), Landlord shall, at its expense, commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect.

     22.2 In the event of any damage to or destruction of the Building other than as provided in Section 22.1, either Landlord or Tenant may elect to terminate this Lease as of the date of destruction

     22.3 If either Landlord or Tenant desire to terminate this Lease pursuant to Section 22.1, it shall give written notice to the other of its election to terminate this Lease within the sixty (60) day period following the date of damage or destruction. Failure to give such notice shall be deemed an election to continue this Lease in full force and effect.

     22.4 Upon any termination of this Lease under any of the provisions of this Article 22, the parties shall be released thereby without further obligation to the other from the date possession of the Demised Premises is surrendered to the Landlord except for items which have theretofore occurred.

     22.5 In the event of repair, reconstruction and restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionately based on the extent to which Tenant's use of the Demised Premises is impaired during the period from the date of destruction until repair, reconstruction or restoration is substantially complete, unless Landlord provides Tenant with other comparable space during the period of repair, which in Tenant's reasonable opinion is suitable for the temporary conduct of Tenant's business.

     22.6 Notwithstanding anything to the contrary contained in this Article 22, should Landlord be delayed or prevented from completing the repair or restoration of the damage to the Demised Premises after the occurrence of such damage or destruction by reason of acts of God or war, governmental restrictions, inability to procure the necessary labor or materials, strikes, or other uses beyond the reasonable control of Landlord, the time for Landlord to commence or complete repairs shall be extended, provided, at the election of Landlord or Tenant, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease and each shall have the right to terminate this Lease as of the end of sixteen (16) months from date of destruction, if repairs required to provide Tenant use of the Demised Premises are not then substantially complete.

     22.7 If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of the Building and the Demised Premises which were originally provided at Landlord's expense; the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. In the event Tenant elected to upgrade certain improvements from the standard normally provided by Landlord, Landlord shall, upon the need for replacement due to an insured loss, provide only the standard Landlord improvements unless Tenant shall elect to again upgrade and pay any additional cost of such upgrades, except to the extent insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic reconstruction and standard improvements.

     22.8 Notwithstanding anything to the contrary contained in this Article 22, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Demised Premises if insurance proceeds are not available or sufficient therefor, or when the damage resulting from any casualty covered under this Article 22 occurs during the last thirty-six (36) months of the Term, unless Landlord provides Tenant with written notice of its intention not to repair, reconstruct or restore the Demised Premises and within thirty (30) days thereafter, Tenant irrevocably and unconditionally its Extension Right (as hereinafter defined) pursuant to Article 42.

23.  Eminent Domain
     --------------

     23.1 In the event the whole of the Demised Premises, or such part thereof as shall substantially interfere with the Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

     23.2 In the event of a partial taking of the Building, the Project or of drives, walkways, and parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then without regard as to whether any portion of the Demised Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease as of such taking if such taking is, in the sole opinion of Landlord, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of office rentals or laboratory space.

     23.3 Tenant shall be entitled to any award which is specifically awarded as compensation for the taking of Tenant's personal property, which was installed at Tenant's expense and for costs of Tenant moving to a new location. Except as before set forth, any award for such taking shall belong to Landlord. Nothing herein shall be deemed or construed to prevent Tenant from prosecuting in any condemnation proceedings a separate claim for the value of any personal property in the Demised Premises belonging to Tenant or for loss of Tenant's business by reason of such condemnation.

     23.4 If, upon any taking of the nature described in this Article 23, this Lease continues in effect, the Landlord shall promptly proceed to restore the Demised Premises, Building and the Project to substantially their same condition prior to such partial taking. To the extent such restoration is not feasible, as determined by Landlord in its reasonable discretion, the Rent shall be abated proportionately based upon the extent to which Tenant's use of the Demised Premises has decreased on the basis of the percentage of the rental value of the Demised Premises after such taking and the rental value of the Demised Premises prior to such taking.

24.  Defaults And Remedies
     ---------------------

     24.1 Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Demised Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five (5) days after the date such payment is due, Tenant shall pay to Landlord an additional sum of six percent (6%) of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest from the 5/th/ day after date due until paid at the lesser of (i) twelve percent (12%) per annum or (ii) the maximum rate permitted by law.

     24.2 No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

     24.3 If Tenant fails to pay any sum of money required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may (but with notice to Tenant), without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to twelve percent (12%) per annum or highest rate permitted by law, whichever is less, shall be payable to Landlord on demand as Additional Rent.

     24.4 The occurrence of any one or more of the following events shall constitute a "Default" hereunder by Tenant:
              -------

           24.4.1 The abandonment or vacation of the Demised Premises by Tenant;

           24.4.2 The failure by Tenant to timely make any payment of Rent or cure any other monetary default, where such failure continues for five (5) business days after notice from Landlord of such delinquency;

           24.4.3 The failure by Tenant to observe or perform any obligation or covenant contained herein (other than described in Section 24.4.1 and 24.4.2) to be performed by Tenant, where such failure shall continue for a period of ten (10) business days after written notice thereof from Landlord to Tenant. Such notice shall be in lieu of, and not in addition to, any notice required under any applicable law, code or statute; provided that if the nature of Tenant's default is such that it reasonably requires more than ten (10) business days to cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) business day period and thereafter diligently prosecute the same to completion, provided, however, that such cure must in any event be completed
            --------  -------
within one hundred twenty (120) days from the date of written notice or it shall be a default hereunder;

           24.4.4  Tenant makes an assignment for the benefit of creditors;

           24.4.5 A receiver, trustee or custodian is appointed to, or does, take title, possession or control of all, or substantially all, of Tenant's assets;

           24.4.6 Tenant files a voluntary petition under the Bankruptcy Code (or any similar law) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

           24.4.7 Any involuntary petition if filed against the Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety (90) days; or

           24.4.8 Tenant's interest in this Lease is attached, executed upon, or otherwise judicially seized and such action is not released within ninety
(90) days of the action.

Notices given under this Section 24.4 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Demised Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

     24.5 In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant's right to possession of the Demised Premises by any lawful means, in which Tenant shall immediately surrender possession of the Demised Premises to Landlord. In such event, Landlord shall have the right, after notice to Tenant, to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate Tenant's right to possession of the Demised Premises, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including:

           24.5.1 The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

           24.5.2 The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds that portion of such rental loss which Tenant proves could have been reasonably avoided; plus

           24.5.3 The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

           24.5.4 any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Demised Premises to the condition required under the terms of this Lease; plus

           24.5.5 At the Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in Sections 24.5.1 and 24.5.2 above, "worth at the time of award" shall be computed by allowing interest at the rate specified in Section 24.1. As used in Section 24.5.3 above, the "worth at the time of the award" shall be computed by taking the present value of such amount, by using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus two (2) percentage points.

     24.6 If Landlord does not elect to terminate Tenant's right to possession of the Demised Premises as provided in this Article 24, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate Tenant's right to possession of the Demised Premises and to recover damage to which Landlord is entitled.

     24.7 In the event Landlord elects to terminate Tenant's right to possession of the Demised Premises and relet the Demised Premises, it may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

           First, to the payment of any indebtedness other than Rent due
           -----
     hereunder from Tenant to Landlord, including, but not limited to, storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

           Second, to the payment of the costs and expenses of reletting the
           ------
     Demised Premises, including alterations and repairs which Landlord deems reasonably necessary and advisable and reasonable attorneys' fees, charges and other third-party disbursements incurred by Landlord in connection with the retaking of the Demised Premises and any reletting;

           Third, to the payment of Rent and other charges due and unpaid
           -----
     hereunder; and

           Fourth, to the payment of future Rent and other damages payable by
           ------
     Tenant under this Lease.

     24.8 All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

     24.9 Termination of this Lease or Landlord's re-entry and termination of Tenant's right to possession of the Demised Premises by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of (i) the date of termination of Tenant's right to possession or (ii) the date possession of Demised Premises is surrendered.

     24.10 Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure to continue be for more than thirty (30) days after written notice by Tenant specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more
--------  -------
than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     24.11 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Demised Premises and to any landlord of any lease of any building in which the Demised Premises is located whose address shall have been furnished, and Tenant shall offer such beneficiary, mortgagee and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial action if such should prove necessary to effect a cure, provided the Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices.

25.  Assignment Or Subletting
     ------------------------

     25.1 Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign, pledge, encumber or otherwise transfer this Lease or the Demised Premises or any part thereof, or permit or suffer the Demised Premises or any part thereof to be used or occupied as work space, storage space, mailing privileges, concession or otherwise by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent may be withheld in Landlord's reasonable discretion.

     25.2  Intentionally Omitted.

     25.3  Intentionally Omitted.

     25.4  Intentionally Omitted.

     25.5 Tenant shall have the right to sublease any portion of the Demised Premises with Landlord's prior written consent, not to be unreasonably withheld or delayed. In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Demised Premises, then at least thirty (30) days, but not more than ninety (90) days, prior to the date when Tenant desires the assignment or sublease to be effective (the "Assignment Date"), Tenant shall
                                                 ---------------
give Landlord a notice (the "Assignment Notice") containing information
                             -----------------
(including references) concerning the character of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease along with such other information as Landlord may reasonably require, all in such detail as Landlord shall reasonably require. Tenant shall also reimburse Landlord for reasonable attorneys fees and other costs or overhead expenses incurred by Landlord in reviewing Tenants request for such assignment.

     25.6 Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, may give consideration to the financial strength of such successor (notwithstanding the assignor remaining liable for Tenant's performance) and any change in use which such successor proposes to make in use of Demised Premises. In no event shall Landlord be deemed to be unreasonable for declining to consent to transfer to a successor of poor reputation, lacking financial qualifications, or seeking change in use.

     25.7 As conditions precedent to Landlord approving a request by Tenant to Tenant's transfer of rights or subletting of the Demises Premises, Landlord may require any or all of the following:

             25.7.1 Tenant shall remain fully liable under this Lease during the unexpired Term;

             25.7.2 Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the value of Landlord's interest under this Lease will not thereby be diminished or reduced. Such evidence shall include, but need not be limited to, evidence respecting the relevant business experience and financial responsibility and status of the third party concerned;

             25.7.3 Tenant shall reimburse Landlord for Landlord's actual costs and expenses, including, without limitation, reasonable attorneys' fees, charges and disbursements incurred in connection with the review, processing and documentation of such request;

             25.7.4 If Tenant's transfer of rights or subletting of the Demised Premises provides for the receipt by, on behalf or on account of Tenant of any consideration of any kind whatsoever (including, but not by way of limitation, a premium rental for a sublease or lump sum payment for an assignment) in excess of the rental and other charges due Landlord under this Lease, Tenant shall pay one-half of all of said excess to Landlord, provided that Tenant shall be entitled to deduct therefrom the following costs incurred by Tenant to effect such transfer or sublease: brokerage fees, advertising costs, cost of tenant improvements completed within ninety (90) days after the commencement of the transfer or sublease, reasonable attorneys' fees and rent concessions and inducements. If said consideration consists of cash paid to Tenant, said payment to Landlord shall be made upon receipt by Tenant of said cash payment;

           25.7.5 Written agreement from any third party concerned that in the event Landlord gives such third party notice that Tenant is in default, or in breach of any terms or conditions under this Lease, such third party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability on Landlord except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event
                                         --------  -------
shall Landlord or its successors or assigns be obligated to accept such attornment;

           25.7.6 Any such transfer and consent shall be effected on forms reasonably approved by Landlord as to form and substance;

           25.7.7 Tenant shall not then be in default hereunder in any respect (except for payment of Rent or other sums due to Landlord);

           25.7.8 Such third party's proposed use of the Demised Premises shall be the same as Tenant's permitted use;

           25.7.9 Except to the extent agreed to in writing by Landlord in its sole and absolute discretion, Landlord shall not be bound by any provision of any agreement pertaining to Tenant's transfer of rights or subletting of the Demised Premises;

           25.7.10 Any agreement pertaining to Tenant's transfer of this Lease or subletting of any portion of the Demised Premises shall be in a form acceptable to Landlord in Landlord's reasonable discretion, and any such agreement shall not be modified or amended without Landlord's prior written consent, which may be withheld in Landlord's reasonable discretion;

           25.7.11 Tenant shall deliver to Landlord one original executed copy of any and all written instruments evidencing or relating to Tenant's transfer of rights or subletting of the Demised Premises; and

           25.7.12 A list of Hazardous Materials, certified by the proposed sublessee to be true and correct, which the proposed sublessee intends to use or store in the Demised Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed sublessee takes occupancy of the Demised Premises, all of the items relating to Hazardous Materials of such proposed sublessee.

     25.8 Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Demised Premises that is not in compliance with the provisions of this Article 25 shall be void and shall, at the option of Landlord, terminate this Lease.

     25.9 The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or sublessee of the Demised Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease.

     25.10 Notwithstanding any subletting or assignment, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant, including during any extension of the Term hereof pursuant to Article 42 hereof or the Extension Right. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Demised Premises.

     25.11 If Tenant shall sublet the Demised Premises or any part, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Demised Premises and Landlord as assignee and as attorney-in-fact for Tenant solely for such limited purpose, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of Default by Tenant, Tenant shall have the right to collect such rent.

     25.12 Notwithstanding anything to the contrary contained in Article 25:

           25.12.1 Tenant may, upon thirty (30) days' advance written notice to Landlord, assign this Lease or sublet the Demised Premises, or any portion thereof, without Landlord's consent, to any entity which controls, is controlled by, or is in common control with Tenant; to any entity which results from a reincorporation or a merger or consolidation with Tenant; or to any entity which acquires substantially all of the stock or assets of Tenant, as a going concern with respect to the business that is being conducted in the Demised Premises (hereinafter each a "Permitted Transfer"); provided, however, that with respect
                     ------------------
to each of the Permitted Transfers, Tenant shall continue to remain liable for all obligations under this Lease, and provided that the assignee or sublessee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee, or to the extent of the Demised Premises subleased, the sublessee, for the term of the sublease, agrees to be bound by all of the covenants and agreements in this Lease. In addition, a sale or transfer of the capital stock of Tenant shall be deemed a Permitted Transfer if (i) such sale or transfer occurs in connection with any bona fide financing or capitalization for the benefit of Tenant, or (ii) Tenant becomes a publicly traded corporation. Landlord shall have no right to terminate the Lease in connection with, and shall have no right to any sums or other economic considerations resulting from any Permitted Transfer except for reasonable attorneys fees and costs in connection with reviewing the documentation of such Permitted Transfer, which documentation Tenant agrees to timely provide to Landlord.

           25.12.2 Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant's clients to occupy certain portions of the Demised Premises without such occupancy being deemed an assignment or subleasing as long as no new demising walls are constructed to accomplish such occupancy and as long as such relationship was not created as a subterfuge to avoid the obligations set forth in Article 25.

26.  Attorneys' Fees And Costs
     -------------------------

     26.1 Tenant shall be responsible for (i) all of Tenant's legal and related costs and fees in connection with this Lease, and (ii) all of Landlord's legal and related costs and fees if Landlord is required to consult and attorney regarding the enforcement of this Lease.

     26.2 If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the non-prevailing party reasonable attorneys' fees, charges and disbursements and costs of suit.

27.  Bankruptcy
     ----------

     27.1 In the event a debtor, trustee, or debtor in possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurance to Landlord that
(i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurance shall include any or all of the following, as designated by Landlord:

           27.1.1 Those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance, even if this Lease does not concern a shopping center or other facility described in such laws;

           27.1.2 A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

           27.1.3 A cash deposit in an amount at least equal to the Security Deposit as referenced in 2.1.8 originally required at time of execution of this Lease.

           27.1.4 The assumption or assignment of all of Tenant's interest and obligations under this Lease.

28.  Estoppel Certificate
     --------------------

     28.1 Tenant shall within ten (10) days of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit "F" with the blanks filled in and with
                               -----------
such other provisions as a lender or purchaser may reasonably request, and on any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed and (iii) setting forth such further information with respect to this Lease or the Demised Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Demised Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease.

     28.2 Landlord shall within ten (10) days of written notice from Tenant, execute, acknowledge and deliver a statement in writing on a form reasonably requested by a proposed assignee or sublessee (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advanced, if any, (ii) acknowledging that there are not, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, or specifying such defaults if any are claimed and (iii) setting forth such further information with respect to this Lease or the Demised Premises as may be requested thereon. Any such statement may be relied upon by any permitted assignee or permitted sublessee of all or any portion of the real property of which the Demised Premises are a part.

29.  Joint And Several Obligations
     -----------------------------

     29.1  If more than one person or entity executes this Lease as Tenant,

           29.1.1 Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

           29.1.2  The term "Tenant" as used in this Lease shall mean and
                             ------
include each of them jointly and severally. The act of, notice from, notice to, refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund or so signed.

30.  Definition Of Landlord; Limitation Of Landlord's Liability
     ----------------------------------------------------------

     30.1  The term "Landlord" as used in this Lease, so far as covenants or
                     --------
obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or the conveyance of Landlord's fee title or leasehold interest, the landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from, and after the date of such transfer, assignment or conveyance, of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord, provided such transferee assumes in full in writing Landlord's obligations hereunder, and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership or ground lease of the Demised Premises. Landlord may transfer its interest in the Demised Premises or this Lease without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease.

     30.2 If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and Project, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale, financing, refinancing, or other disposition of all or any part of Landlord's right, title, and interest in the Building and Project.

     30.3 Landlord shall not be personally liable for any deficiency. If Landlord is a partnership, limited liability company or joint venture, the members of such limited liability company or the partners of such partnership shall not be personally liable and no member or partner of Landlord shall be sued or named as a party in any suit or action or service of process be made against any partner of Landlord except as may be necessary to secure jurisdiction of the partnership, limited liability company or joint venture. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee or agent of Landlord shall be sued or named as a party in any suit or action or service of process made against any shareholder, director, officer, employee or agent of Landlord. No partner, member shareholder, director, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, member, shareholder, director, employee or agent of Landlord.

     30.4 Each of the covenants and agreements of this Article 30 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law and shall survive the termination of this Lease.

31.  Project Control By Landlord
     ---------------------------

     31.1 Landlord reserves full control over the Building and the Project to the extent not inconsistent with or injurious to Tenant's enjoyment of the Demised Premises. This reservation includes but is not limited to right of Landlord to expand the Project, subdivide the Project, convert the Building and or other buildings within the Project to condominium units, the right to grant easements and licenses to others and the right to maintain or establish ownership of the Building separate from fee title to the land on which the Building is located.

     31.2 Landlord further reserves the right to combine the Project with any other project in the area of the Project and owned by Landlord or its affiliates.

     31.3 Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be reasonably appropriate to assist Landlord to implement any such action, provided that Tenant need not execute any document which is of nature wherein liability is created in Tenant or, if by reason of the terms of such document, Tenant will be deprived of the quiet enjoyment and use of the Demised Premises as granted by this Lease or its rights or duties hereunder will be adversely and materially affected.

     31.4 Landlord may, at any and all reasonable times during non-business hours (or during business hours if Tenant so requests), and upon reasonable advance notice (provided that no time restrictions shall apply or advance notice need be given if an emergency necessitates an immediate entry), enter the Demised Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply any service Landlord is required to provide hereunder, (c) show the Demised Premises to prospective lenders, insurers, investors, purchasers or, during the last year of the Term, tenants, (d) post notices of nonresponsibility, (e) access the telephone equipment, electrical substation and fire risers, and (f) alter, improve or repair any portion of the Building other than the Demised Premises, but for which access to the Demised Premises is necessary. In connection with any such alteration, improvement or repair, Landlord may erect in the Demised Premises or elsewhere in the Building or the Project scaffolding and other structures reasonably required for the work to be performed. In no event shall Tenant's Rent abate as a result of any such entry or work; provided, however, that all such work shall be done in such a manner
         --------  -------
as to cause as little interference to Tenant as reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Demised Premises. If an emergency necessitates immediate access to the Demised Premises, Landlord may use whatever force is necessary to enter the Demised Premises and any such entry to the Demised Premises shall not constitute a forcible or unlawful entry to the Demised Premises, an unlawful detainer of the Demised Premises, or an eviction of Tenant from the Demised Premises, or any portion thereof.

32.  Quiet Enjoyment
     ---------------

     Landlord covenants and agrees that Tenant may peaceably and quietly enjoy the Demised Premises without hindrance or disturbance, subject, nevertheless, to the terms, conditions and covenants of this Lease.

33.  Quitclaim Deed
     --------------

     Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord's request, in recordable form, a quitclaim deed to the Demised Premises or such other documentation reasonably requested by Landlord evidencing termination of this Lease.

34.  Intentionally Omitted.

35.  Subordination And Attornment
     ----------------------------

     35.1 Provided that Tenant receives a non-disturbance agreement from any applicable mortgagee, beneficiary or landlord in substantially the same form as

Exhibit "G" attached hereto and with such other provisions as may be reasonably
-----------
requested by a proposed lender (the "Nondisturbance Agreement"), Tenant shall,
                                     ------------------------
within ten (10) days of written notice from Landlord, execute, acknowledge and deliver the Nondisturbance Agreement with the blanks filled in, and this Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Project or the Building and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

     35.2 Notwithstanding the foregoing, but subject to receipt of a Nondisturbance Agreement, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord. However, if any such mortgagee, beneficiary or Landlord under lease wherein Landlord is tenant so elects, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Demised Premises regardless of date and Tenant will execute a statement in writing to such effect at Landlord's request. If Tenant fails to execute any document required from Tenant under this Article 35 within ten (10) days after written request therefor, such failure shall be a breach of and Default under this Lease.

     35.3 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Demised Premises, the Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such party has assumed in full in writing Landlord's obligations under this Lease.

36.  Surrender
     ---------

     36.1 No surrender of possession of any part of the Demised Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

     36.2 The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

     36.3 The voluntary or other surrender of any ground or underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation, thereof, or of Landlord's interest therein, shall not work a merger and shall, at the option of the successor of Landlord's interest in the Building or Project, operate as an assignment of this Lease.

     36.4 Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Demised Premises to Landlord broom clean and free of debris; with all of Tenant's personal property and effects removed therefrom; with all alterations, improvements and fixtures required by Landlord to be removed from the Demised Premises actually removed and all damage as a result of or caused by such removal repaired; and with all licenses, permits and similar items which restrict or affect the used of the Demised Premises released and fully terminated.

37.  Waiver And Modification
     -----------------------

     No provision of this Lease may be modified, amended or added to except by an agreement in writing. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

38.  Waiver of Jury Trial And Counterclaims
     --------------------------------------

     THE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, AND OR ANY CLAIM OF INJURY OR DAMAGE.

39.  Intentionally Omitted.

40.  Right To Expand
     ---------------

     Tenant shall have the right, but not the obligation, to expand the Demised Premises (the "Expansion Right") to include all the rentable premises at the
               ---------------
buildings located at 3000, 3010 and 3018 Western Avenue (collectively, the "Expansion Space") leased to the University of Washington as of the Effective
----------------
Date pursuant to the terms of that certain Lease dated February, 13, 1998, by and between the Board of Regents of the University of Washington and Landlord (the "UW Lease"), upon the following terms and conditions:
      --------

     40.1 If, after the expiration or earlier termination of the term of the UW Lease (and exercise or expiration of any applicable extension options in the UW Lease), Landlord desires to lease all or any portion of the Expansion Space, Landlord shall deliver to Tenant written notice (the "Expansion Notice") of the
                                                      ----------------
availability of such portion of the Expansion Space, together with the terms and conditions, including rent, on which Landlord is prepared to lease to Tenant such portion of the Expansion Space. Tenant shall have thirty (30) days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant's exercise of the Expansion Right and agreement to lease such portion of the Expansion Space upon the terms and conditions of the Expansion Notice. In the event Tenant fails to timely deliver such notice, or if Landlord and Tenant are unable to agree upon any of the terms of the lease agreement for such portion of the Expansion Space after negotiating in good faith for a period of thirty (30) days, Tenant shall be deemed to have waived any right to lease such portion of the Expansion Space unless and until such portion of the Expansion Space again becomes vacant following a tenancy, or, if such portion of the Expansion Space is not thereafter leased by Landlord, following the date which is one hundred eighty (180) days following the date of delivery of the Expansion Notice for such Expansion Space.

     40.2 Within ten (10) days after the proper exercise of the Expansion Right and Landlord and Tenant agreeing upon the terms and conditions including rent for the lease of the Expansion Space, Tenant and Landlord shall enter into a written amendment to this Lease (the "Expansion Amendment") which shall provide,
                                      -------------------
unless otherwise agreed in writing, (a) the commencement date of the Expansion Space; (b) that the Demised Premises under this Lease shall be increased to include the rentable square feet of the Expansion Space; (c) the new Basic Annual Rent; (d) Tenant's new Pro Rata Share based upon the addition of the Expansion Space to the Demised Premises; and (e) the proportionate increase to the Security Deposit (which shall be payable upon execution of the Expansion Amendment). In all other respects, this Lease shall remain in full force and effect, and shall apply to the Expansion Space.

     40.3 Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

          40.3.1 during any period of time that Tenant is in default under any provision of this Lease; or

          40.3.2 if Tenant has been in default under any provision of this Lease three (3) or more times, whether or not the defaults are cured, during the five
(5) month period prior to the date on which Tenant seeks to exercise the Expansion Right.

     40.4 Tenant's rights in connection with the Expansion Right are and shall be subject to and subordinate to any expansion or extension rights granted to the tenant under the UW Lease.

     40.5 Expansion Rights are personal to Dendreon and are not assignable separate and apart from this Lease, except in the case of a Permitted Transfer, provided that Dendreon shall be and remain liable for any lease of the Expansion Space.

     40.6 The Expansion Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the Expansion Space, Tenant fails to timely cure any default by Tenant under this Lease of which Tenant is given written notice; or Tenant has defaulted three (3) or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the Expansion Space, whether or not such defaults are cured.

41.  Hazardous Materials
     -------------------

     41.1 Prohibition/Compliance.  Tenant shall not cause or permit any
          ----------------------
Hazardous Materials (as hereinafter defined) to be brought upon, kept or used in or about the Demised Premises, the Building or the Project in violation of applicable law by Tenant, its agents, employees, contractors or invitees. If
(i) Tenant breaches the obligation stated in the preceding sentence; (ii) the presence of Hazardous Materials in, on, at, under, above or about the Demised Premises, the Building or the land under the Building (except for Hazardous Materials specifically described in the Environmental Report which shall be the responsibility of Landlord) at any time results in contamination of the Demised Premises, the Building, the Project or any adjacent property; (iii) contamination of the Demised Premises, the Building, the Project or any adjacent property by Hazardous Materials is otherwise caused by Tenant or its agents, representatives or invitees during the term of this Lease or any extension or renewal hereof or holding over hereunder, then Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Demised Premises or any portion of the Building or the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises, the Building or the Project, damages arising from any adverse impact on marketing of space in the Demised Premises, the Building or the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the air, soil or ground water above, on or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Demised Premises, the Building, the Project or any adjacent property, caused or permitted by Tenant or its agents, representatives or invitees results in any contamination of the Demised Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises, the Building, the Project or any adjacent property, to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises, the Building or the Project.

     41.2 Business.  Landlord acknowledges that it is not the intent of this
          --------
Article 41 to prohibit Tenant from operating its business as described in
Section 2.1.8 above. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements.
As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Term Commencement Date a list identifying each type of Hazardous Materials to be present on the Demised Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Demised Premises ("Hazardous Materials List"). Tenant shall
                                    ------------------------
deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Materials is brought onto the Demised Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "Documents") relating to the handling,
                                        ---------
storage, disposal and emission of Hazardous Materials prior to the Term Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under Building or the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Building or the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section 41.2 to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

     41.3 Termination of Lease/Withholding Approval of Assignment or Sublease.
          -------------------------------------------------------------------
Notwithstanding the provisions of Section 41.1 above, if Tenant or any then existing sublessee of Tenant, with respect to the Demised Premises or the Project, or any proposed assignee or sublessee, with respect to any property, is subject to an uncured enforcement order issued by any governmental authority in connection with the use, disposal or storage of Hazardous Materials, Landlord shall have the right, with respect to any such matter involving Tenant or an existing sublessee of Tenant, to terminate this Lease in Landlord's sole and absolute discretion, and, with respect to any such matter involving a proposed assignee or sublessee, it shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting.

     41.4 Testing.  At any time, and from time to time, prior to the expiration
          -------
or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Demised Premises, the Building and the Project to demonstrate that contamination has occurred as a result of Tenant's use of the Demised Premises; provided, however, if that no contamination or Hazardous Materials are discovered through such tests, such testing shall be limited to once per year. Tenant shall be solely responsible for and shall defend, indemnify and hold the Landlord, its agents and contractors harmless from and against any and all claims, costs and liabilities including actual attorneys' fees, charges and disbursements, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Demised Premises and any other property of whatever nature to their condition existing prior to the time of any such contamination. Tenant shall pay for the cost of the tests of the Demised Premises.

     41.5 Underground Tanks.
          -----------------

          41.5.1 Subject to Subsection 41.5.2 below, Landlord shall monitor the underground or other storage tanks described in the Environmental Report (the "Existing Tanks"), and maintain appropriate records, implement reporting
--------- -----
procedures, properly close any underground storage tanks that it determines to close, and take or cause to be taken all other steps (including, without limitation, repairs) necessary or required under the Washington State Underground Storage Tank Act, Chapter 90.76 R.C.W. and the regulations promulgated thereunder at WAC Section 173-180-080 and all other laws, as they now exist or may hereafter be adopted or amended.

          41.5.2 If underground or other storage tanks storing Hazardous Materials are placed on, under or about the Demised Premises or Project by Tenant (the New Tanks") or if Tenant uses the Existing Tanks, then Tenant shall
            ----------
monitor such New Tanks and the Existing Tanks, and maintain appropriate records, implement reporting procedures, properly close such underground storage tanks at the end of the Term unless instructed otherwise by Landlord in writing, and take or cause to be taken all other steps (including, without limitation, repairs) necessary or required under the Washington State Underground Storage Tank Act, Chapter 90.76 R.C.W. and the regulations promulgated thereunder at WAC Section 173-180-080, as they now exist or may hereafter be adopted or amended; provided, however, that the cost of Tenant's obligations with respect to any Existing Tanks it uses shall be shared equitably with other users of such Existing Tanks.

     41.6 Tenant's Obligations.  Tenant's obligations under this Article 41
          --------------------
shall survive the expiration or earlier termination of the Lease. During any period of time employed by Tenant or Landlord after the termination of this Lease to complete the removal from the Demised Premises of any such Hazardous Materials and the release and termination of any licenses or permits restricting the use of the Demised Premises, Tenant shall continue to pay the full Rent in accordance with this Lease, which Rent shall be prorated daily.

     41.7 Definition of "Hazardous Materials." As used herein, the term
          ----------------------------------
"Hazardous Materials" shall mean any substance, chemical, compound, product,
--------------------
solid, gas, liquid, waste, byproduct, pollutant, contaminant, or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls, lead-based paints and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous," "toxic" or "dangerous" pursuant to any Environmental Law. As used herein, the term "Environmental Law" shall include, without limitation, the
                  -----------------
following: 42 U.S.C. Section 9601 et. seq., (the Comprehensive Environmental Response Compensation and Liability Act), 42 U.S.C. Section 6901, et. seq.
(the Federal Resource Conservation and Recovery Act), 33 U.S.C. Section 1317 (the Federal Water Pollution Control Act), 15 U.S.C. Section 2601 et. seq.
(the Toxic Substances Control Act), the Washington Model Toxics Control Act, the Washington Hazardous Waste Management Act, and any similar, implementing or successor law, any amendment, rule, regulation, order, or directive issued thereunder, and any comparable or analogous federal, state or local law or ordinance with their respective implementing regulations.

42.  Right To Extend Term.
     --------------------

     Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

     42.1 Tenant shall have two (2) consecutive rights (each, an "Extension
                                                                  ---------
Right") to extend the term of this Lease for five (5) years each (each, an
-----
"Extension Term") on the same terms and conditions as this Lease.  During any
 --------------
Extension Term, Basic Annual Rent shall be payable at the Market Rate (as defined below), but in no event less than the Basic Annual Rent payable on the date immediately preceding the commencement of such Extension Term. Basic Annual Rent shall be adjusted on the commencement of each Extension Term and on each one (1) year anniversary of the commencement of such Extension Term as agreed by Landlord and Tenant. As used herein, "Market Rate" shall mean the
                                                 -----------
then market rental rate (and any adjustment schedule during the Extension Term) as determined by Landlord and agreed to by Tenant, and shall include all provisions for Additional Rent made in this Lease. If, on or before the date which is one hundred twenty (120) days prior to the expiration of the initial Term of this Lease, or the expiration of any Extension Term, Tenant has not agreed with Landlord's determination of the Market Rate or if Landlord and Tenant have not agreed upon any of the other terms of such subsequent Extension Term after negotiating in good faith, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of this Lease and all of the remaining Extension Rights shall terminate.

     42.2 Extension Rights are personal to Dendreon and may not be assigned to any transferee, assignee, or sublessee of or under this Lease except to a corporate successor of Dendreon pursuant to a plan of merger, reorganization or similar transaction, and such rights are not assignable separate and apart from this Lease.

     42.3 Extension Rights are conditional upon Tenant giving Landlord written notice of its election to exercise each Extension Right at least nine (9) months prior to the end of the expiration of the initial term of this Lease or the expiration of any Extension Term.

     42.4 Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension
Rights:

          42.4.1 during any period of time that Tenant is in default under any provision of this Lease; or

          42.4.2 if Tenant has been in default under any provision of this Lease three (3) or more times, whether or not the defaults are cured, during the twelve (12) month period immediately prior to the date that Tenant intends to exercise an Extension Rights, whether or not the defaults are cured.

     42.5 The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Expansion Rights because of the provisions of Section 42.4 above.

     42.6 The Extension Rights shall terminate and be of no further force or effect even after Tenant's due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term,
(1) Tenant fails to timely cure any default by Tenant under this Lease; or (2) Tenant has defaulted three (3) or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such defaults are cured.

43.  Intentionally Omitted.
     ---------------------

44.  Intentionally Omitted.
     ---------------------

45.  Architectural And Design Fees
     -----------------------------

     45.1 Within one (1) year from the Term Commencement Date, Landlord shall pay or reimburse Tenant for Tenant's actual out-of-pocket expenses in connection with architectural and design programming for the Demised Premises, up to a maximum of $35,323.50. Landlord shall pay or reimburse any such amounts requested by Tenant within thirty (30) days after a written request therefor.

46.  Miscellaneous
     -------------

     46.1 Terms and Headings.  Where applicable in this Lease, the singular
          ------------------
includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The article and section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     46.2 Examination of Lease.  Submission of this instrument for examination
          --------------------
or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

     46.3 Time.  Time is of the essence with respect to the performance of every
          ----
provision of this Lease in which time of performance is a factor.

     46.4  Covenants and Conditions. Each provision of this Lease performable by
           ------------------------
Tenant shall be deemed both a covenant and a condition.

     46.5  Consents.  Whenever consent or approval of either party is required,
           --------
that party shall not unreasonably withhold such consent or approval, except as may be expressly set forth to the contrary.

     46.6  Entire Agreement. The terms of this Lease are intended by the parties
           ----------------
as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement. The Basic Lease Provisions, general provisions and Exhibits all constitute a single document and are incorporated herein.

     46.7  Severability.  Any provision of this Lease which shall prove to be
           ------------
invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     46.8  Recording.  Landlord may, but shall not be obligated to, record a
           ---------
short form memorandum hereof without the consent of Tenant. Neither party shall record this Lease. Tenant shall be responsible for the cost of recording any Memorandum of Lease, including any transfer or other taxes incurred in connection with said recordation.

     46.9  Impartial Construction. The language in all parts of this Lease shall
           ----------------------
be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

     46.10 Inurement.  Each of the covenants, conditions and agreements herein
           ---------
contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Demised Premises or any part thereof in any manner whatsoever. Nothing in this Section 46.10 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

     46.11 Notices.  Any notice, consent, demand, bill, statement, or other
           -------
communication required or permitted to be given hereunder must be in writing and may be given by (i) personal delivery which shall be deemed given when received,
(ii) reputable overnight courier which shall be deemed given the business day following the date on the courier's receipt of pick-up, subject to Force Majeure Delays, addressed to Tenant at the Demised Premises, or to Tenant or Landlord at the addresses shown in Sections 2.1.9 and 2.1.10 of the Basic Lease Provisions. Either party may, by notice to the other given pursuant to this Section 46.11, specify additional or different addresses for notice purposes.

     46.12 Jurisdiction. This Lease shall be governed by, construed and enforced
           ------------
in accordance with the laws of the State of Washington.

     46.13 Authority.  That individual or those individuals signing this Lease
           ---------
guarantee, warrant and represent that said individual or individuals have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, joint venturers or other organizations and/or entities on whose behalf said individual or individuals have signed.

     In Witness Whereof, the parties hereto have executed this Lease as of the date first above written.

                                   LANDLORD:

                                   ARE-3005 FIRST AVENUE, LLC, a
                                   Delaware limited liability company

                                   By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its sole member

                                        By:  ARE-QRS Corp., a Maryland
                                             Corporation, its general partner

                                             By: /s/ Lynn Ann Shapiro
                                                 -------------------------------
                                                 Name: Lynn Anne Shapiro
                                                 Its: General Counsel

                                        TENANT:

                                        DENDREON CORPORATION, a Delaware
                                        Corporation


                                        By: /s/ Peter S. Garcia
                                           -------------------------------------
                                        Name: Peter S. Garcia
                                             -----------------------------------
                                        Its: Chief Financial Officer
                                            ------------------------------------